                                                                   EXHIBIT 99.36

                          ANRC AUTO OWNER TRUST 1999-A
                     CLASS A-1 6.16625 % ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                    COLLECTION PERIOD         37
SERVICER REPORT DATE: 10-Oct-02                             BEGINNING:  1-Sep-02
DISTRIBUTION DATE:    15-Oct-02                                ENDING: 30-Sep-02

                      ORIG PRINCIPAL       BEG PRINCIPAL        PRINCIPAL          INTEREST           TOTAL          END PRINCIPAL
                         BALANCE              BALANCE          DISTRIBUTION     DISTRIBUTION (*)    DISTRIBUTION        BALANCE
------------------------------------------------------------------------------------------------------------------------------------
   CLASS A-1 NOTES    $  125,000,000.00  $            0.00                   -  $           0.00                 -  $           0.00
   CLASS A-2 NOTES    $  314,000,000.00  $            0.00  $             0.00  $           0.00                 -  $           0.00
   CLASS A-3 NOTES    $  196,000,000.00  $            0.00  $             0.00  $           0.00                 -  $           0.00
   CLASS A-4 NOTES    $  151,800,000.00  $  118,061,050.73  $    10,426,196.64  $     682,786.41     11,108,983.05  $ 107,634,854.09
------------------------------------------------------------------------------------------------------------------------------------
     NOTE TOTALS      $  786,800,000.00  $  118,061,050.73  $    10,426,196.64  $     682,786.41  $  11,108,983.05  $ 107,634,854.09
------------------------------------------------------------------------------------------------------------------------------------

                          FACTOR INFORMATION PER $1,000

                          PRINCIPAL          INTEREST         END PRINCIPAL
                         DISTRIBUTION      DISTRIBUTION         BALANCE
---------------------------------------------------------------------------
   CLASS A-1 NOTES                  -                 -                   -
   CLASS A-2 NOTES                  -                 -                   -
   CLASS A-3 NOTES                  -                 -                   -
   CLASS A-4 NOTES        68.68377233        4.49793419        709.05700981
---------------------------------------------------------------------------
     NOTE TOTALS          68.68377233        4.49793419        709.05700981
---------------------------------------------------------------------------

IF THERE ARE ANY QUESTIONS OR COMMENTS, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW

Simon Gomez
AutoNation, Inc.
110 SE 6th Street, 16th Floor
Ft. Lauderdale, FL 33301
954 769-7307

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                    COLLECTION PERIOD         37
SERVICER RPT DATE: 10-Oct-02                                BEGINNING:  1-Sep-02
DISTRIBUTION DATE: 15-Oct-02                                   ENDING: 30-Sep-02

I.   Note Distributable Amounts

                   Principal       Interest         Total       Prin(per$1000/orig)  Int(per$1000/orig)  Total(per$1000/orig)
                -------------------------------------------------------------------------------------------------------------
     CLASS A-1  $             -  $          -  $             -  $                 -  $                -  $                  -
     CLASS A-2  $             -  $          -  $             -  $                 -  $                -  $                  -
     CLASS A-3  $             -  $          -  $             -  $                 -  $                -  $                  -
     CLASS A-4  $ 10,426,196.64  $ 682,786.41  $ 11,108,983.05  $       68.68377233  $       4.49793419  $        73.18170652
                -------------------------------------------------------------------------------------------------------------
       TOTAL    $ 10,426,196.64  $ 682,786.41  $ 11,108,983.05  $       68.68377233  $       4.49793419  $        73.18170652

II.  Pool Balance at the end of the Collection Period                                                    $     115,581,064.79

III. Insurance Premium                                                                                   $          18,388.00

IV.  Spread Account Balance
         (A)  Balance after Deposits/Withdrawals for prior Distribution Date                             $       3,973,731.05
         (B)  Balance after Deposits/Withdrawals for current Distribution Date                           $       4,064,641.26

V.   Spread Account Required Amount                                                                      $       3,973,731.05

VI.  Spread Account Withdrawals
         (A)  Withdrawal to make required payments under 4.03                                            $                  0
         (B)  Withdrawal to reimburse Preference Amounts (to Insurer)                                    $                  0

VII. Servicing Fee                                                                                                 154,783.32

VIII. Owner Trustee Fees not paid by Servicer or from Available Funds                                    $                  0

IX.  Indenture Trustee Fees not paid by Servicer or from Available Funds                                 $                  0

X.   Available Funds                                                                                     $      11,368,325.67

XI.  Insured Payment (if any)                                                                            $                  0

XII. Note Principal and Interest Carryover Shortfalls

                   Note Principal       Note Interest
                Carryover Shortfall  Carryover Shortfall      Total
                ----------------------------------------------------
     CLASS A-1            $    0.00           $     0.00    $   0.00
     CLASS A-2            $    0.00           $     0.00    $   0.00
     CLASS A-3            $    0.00           $     0.00    $   0.00
     CLASS A-4            $    0.00           $     0.00    $   0.00
                ----------------------------------------------------
       TOTAL              $    0.00           $     0.00    $   0.00

XIII. Change in Note Principal and Interest Carryover Shortfalls from
      Prior Period

                Current Distribution Date   Prior Distribution Date
                      Note Principal            Note Principal                Change in Note
                   Carryover Shortfall        Carryover Shortfall     Principal Carryover Shortfall
                -----------------------------------------------------------------------------------
     CLASS A-1                 $     0.00                 $     0.00                     $     0.00
     CLASS A-2                 $     0.00                 $     0.00                     $     0.00
     CLASS A-3                 $     0.00                 $     0.00                     $     0.00
     CLASS A-4                 $     0.00                 $     0.00                     $     0.00
                -----------------------------------------------------------------------------------
       TOTAL                   $     0.00                 $     0.00                     $     0.00

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                    COLLECTION PERIOD         37
SERVICER RPT DATE: 10-Oct-02                                BEGINNING:  1-Sep-02
DISTRIBUTION DATE: 15-Oct-02                                   ENDING: 30-Sep-02

                 Prior Distribution Date   Current Distribution Date
                      Note Interest              Note Interest              Change in Note
                  Carryover Shortfall         Carryover Shortfall     Interest Carryover Shortfall
                ----------------------------------------------------------------------------------
     CLASS A-1                 $     0.00                 $     0.00                     $    0.00
     CLASS A-2                 $     0.00                 $     0.00                     $    0.00
     CLASS A-3                 $     0.00                 $     0.00                     $    0.00
     CLASS A-4                 $     0.00                 $     0.00                     $    0.00
                ----------------------------------------------------------------------------------
       TOTAL                   $     0.00                 $     0.00                     $    0.00

IX.  Delinquency Ratio

     A.   Delinquency Statistics

        Days                Outstanding       Past Due
     Delinquent  Units       Principal         Amount
     --------------------------------------------------
       31- 60      703     4,258,005.56      475,455.88
       61- 90      115       794,948.98      125,409.64
      91- 120       40       273,680.91       57,197.56
        121+         0                -               -
     --------------------------------------------------
        TOTAL      858     5,326,635.45      658,063.08

     B.   Delinquency Percentage

          (1)  Principal balance of delinquent contracts between 30 and 120 days     $    5,326,635.45
          (2)  Pool Principal Balance Beginning of Collection Period                 $  126,007,261.43
          (3)  Delinquency Percentage (Line 1/Line 2)                                             4.23%

                                                                           Units           Principal
                                                                        -----------    -----------------
X.   Principal Balance of repossessed Financed Vehicles in inventory              -    $            0.00

XI.  Liquidation Proceeds received from Defaulted Contracts                            $      203,510.96

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

SERVICER RPT DATE: 10-Oct-02                        COLLECTION PERIOD         37
DISTRIBUTION DATE: 15-Oct-02                                BEGINNING:  1-Sep-02
                                                               ENDING: 30-Sep-02

I.   POOL BALANCE CALCULATION:

A.   Original Pool Balance                                                                             794,746,210.70

B.   Beginning of Period Outstanding Pool Balance                                                      126,007,261.43

C.   Monthly Principal Amounts

     (1)     Monthly Scheduled Payments                                                                  6,518,217.38
     (2)     Full Prepayments (excluding Purchased Receivables)                                          3,450,189.07
     (3)      Defaulted Contracts
                  during period                                                                            458,869.43
     (4)      Receivables becoming Purchased Receivables
                  during period                                                                                     -
     (5)      Other Receivables adjustments                                                                 (1,079.24)

     Total Monthly Principal Amounts                                                                    10,426,196.64

D.   Total Monthly Payments allocable to Interest                                                        1,183,587.77

E.   End of period Outstanding Pool Balance                                                            115,581,064.79

F.   Pool Factor                                                                                             0.145431

II. OUTSTANDING PRINCIPAL BALANCE CALCULATION:

                                                          Class A-1      Class A-2      Class A-3       Class A-4
                                                        -------------  -------------  -------------  ----------------
A.   Beginning of period Outstanding Principal Balance              -              -              -    118,061,050.73

B.   Noteholders' Principal Distributable Amount                    -           0.00           0.00     10,426,196.64
C.   Noteholders' Interest Distributable Amount                     -              -           0.00        682,786.41
                                                        -------------------------------------------------------------
D.   Note Distributable Amount                                      -              -              -     11,108,983.05
E.   Note Principal Carryover Shortfall                             0              0              0                 0
F.   Note Interest Carryover Shortfall                              0              0              0                 0
G.   Insured Payment                                                0              0              0                 0

H.   End of period Outstanding Principal Balance                    -              -              -    107,634,854.09

III. RECONCILIATION OF COLLECTION AND PAYMENT ACCOUNTS

     A.   Available Funds in Collection Account:

          (1)  Monthly Scheduled Payments on Receivables
                during period  (including partial prepays)
                    (a)    Principal                                                                     6,518,217.38
                    (b)    Interest                                                                      1,153,372.14
          (2)  Full Prepayments collected during period
                    (a)    Principal                                                                     3,358,194.83
                    (b)    Interest                                                                         29,451.06
          (3)  Net Liquidation Proceeds collected
                             during period                                                           $     203,510.96
          (4)  Net Insurance Proceeds collected
                during period
                    (a)    Principal                                                                        91,994.24
                    (b)    Interest                                                                            764.57
          (5)  Purchase Amounts deposited in Collection
                Account                                                                                             0
          (6)  Investment Earnings - Collection Account                                              $      12,820.49

          Total Available Funds in Collection Account                                                   11,368,325.67

     B.   Available Funds in Payment Account:

          (1)  Available Funds transferred from Collection Account                                   $  11,368,325.67

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

SERVICER RPT DATE: 10-Oct-02                        COLLECTION PERIOD         37
DISTRIBUTION DATE: 15-Oct-02                                BEGINNING:  1-Sep-02
                                                               ENDING: 30-Sep-02

          (2)  Amount withdrawn from Spread Account and deposited to Payment Account                 $              -
          (3)  Insured Payment deposited to Payment Account                                          $              -

          Total Available Funds in Payment Account                                                   $  11,368,325.67

     C.   Distributions from Payment Account:

          (1)  Monthly Servicing Fee                                                                 $     154,783.32
          (2)  Unpaid Monthly Servicing Fee for Prior Collection Period                                             0
          (3)  Owner Trustee Fees (if paid from Available Funds)                                                    0
          (4)  Indenture Trustee Fees (if paid from Available Funds)                                                0
          (5)  Insurance Premium                                                                            18,388.00
          (6)  Note Interest Distributable Amount
                    (a)        Class A - 1                                                                          -
                    (b)        Class A - 2                                                                          -
                    (c)        Class A - 3                                                                          -
                    (d)        Class A - 4                                                                 682,786.41
          (7)  Final Scheduled Distribution Date Note Principal Distributable Amount
                    (a)        Class A - 1                                                                          0
                    (b)        Class A - 2                                                                          0
                    (c)        Class A - 3                                                                          0
                    (d)        Class A - 4                                                                          0
          (8)  Note Principal Distributable Amount
                    (a)        Class A - 1                                                                          -
                    (b)        Class A - 2                                                                          -
                    (c)        Class A - 3                                                                          -
                    (d)        Class A - 4                                                              10,426,196.64
          (9)  Reimbursement Amounts Owing to Insurer                                                               0
          (10) Spread Account Deposit (to increase to Required Amount)                                      86,171.30
          (11) Indenture or Owner Trustee Fees (not paid under C)                                                   0
          (12) Re-Liening Expenses                                                                                  0
                (To the extent not paid by Servicer)
          (13) Transition Costs and Additional Servicing Fee to Successor Servicer                                  0
          (14) After Servicer Default, remaining Available Funds deposited                                          0
                in Note Distribution Account

          Total Distributions                                                                           11,368,325.67

     D.   Excess Available Funds (or shortfall)                                                                     -

     E.   Remaining Available Funds to holder of Residual Interest Certificate                                      0

IV.  SPREAD ACCOUNT DEPOSIT TO PAYMENT ACCOUNT

          A.   Available Funds Transferred from Collection Account to Payment Account                $  11,368,325.67
          B.   Distributions required under 4.03 (a)(i) through (vii)                                $  11,282,154.37
          C.   Spread Account Deposit to Payment Account (Min: $0 and Lines A -B)                    $              -
          D.   Spread Account withdrawal required to reimburse Insurer for Preference Amounts                       0

V. SPREAD ACCOUNT BALANCE

          A.   Spread Account Balance After Deposit/Disbursements
               (1)  Beginning Spread Account Balance                                                 $   3,973,731.05
               (2)  Investment Income Deposited to Spread Account                                    $       4,738.91
               (3)  Withdrawal to make required payments under 4.03                                  $              -
               (4)  Withdrawal to reimburse Preference Amounts (to Insurer)                                         0
               (5)  Deposit to Spread Account after Disbursements                                    $      86,171.30
               (6)  Spread Account Balance after Deposit/Disbursments                                $   4,064,641.26

          B.   Spread Account Required Amount                                                        $   3,973,731.05

               (1)  3% of Pool Balance                                                               $   3,467,431.94

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

SERVICER RPT DATE: 10-Oct-02                        COLLECTION PERIOD         37
DISTRIBUTION DATE: 15-Oct-02                                BEGINNING:  1-Sep-02
                                                               ENDING: 30-Sep-02

                 But in no event less than the lesser of (a) or (b)
                    (a) .5% of Original Pool Balance                                                 $   3,973,731.05
                    (b) Outstanding Principal Amount of All Notes                                    $ 107,634,854.09

          C.   Excess Amount to Insurer for amounts owed under Insurance Agreement (lines A - B)                    0

          D.   Excess Amount to Holder of Residual Interest Certificate (lines A - B - C)            $      90,910.21


VI. INSURED PAYMENTS

          A.   Available Funds Transferred from Collection Account to Payment Account                $  11,368,325.67
          B.   Available Funds Transferred from Spread Account to Payment Account                    $              0
          C.   Note Interest Distributable Amount                                                          682,786.41
          D.   Guaranteed Note Principal Amount                                                      $              0
          E.   Deficiency Amount                                                                     $              -
                (Min:(Lines A+B-C-D) and $0.00)                                                      $              0
          F.   Preference Amount                                                                     $              0
          G.   Insured Payment (lines E+F)                                                           $              0

                       Note Principal        Note Interest
                  Carryover Shortfall  Carryover Shortfall      Total

       CLASS A-1             $   0.00            $    0.00    $    0.00
       CLASS A-2             $   0.00            $    0.00    $    0.00
       CLASS A-3             $   0.00            $    0.00    $    0.00
       CLASS A-4             $   0.00            $    0.00    $    0.00
     ------------------------------------------------------------------
         TOTAL               $   0.00            $    0.00    $    0.00

                  Current Distribution Date  Prior Distribution Date
                        Note Principal            Note Principal              Change in Note
                     Carryover Shortfall       Carryover Shortfall    Principal Carryover Shortfall
       CLASS A-1                  $    0.00                $    0.00                     $     0.00
       CLASS A-2                  $    0.00                $    0.00                     $     0.00
       CLASS A-3                  $    0.00                $    0.00                     $     0.00
       CLASS A-4                  $    0.00                $    0.00                     $     0.00
     ----------------------------------------------------------------------------------------------
         TOTAL                    $    0.00                $    0.00                     $     0.00

                  Current Distribution Date  Prior Distribution Date
                        Note Interest             Note Interest               Change in Note
                     Carryover Shortfall       Carryover Shortfall     Interest Carryover Shortfall
       CLASS A-1                  $    0.00                $    0.00                     $     0.00
       CLASS A-2                  $    0.00                $    0.00                     $     0.00
       CLASS A-3                  $    0.00                $    0.00                     $     0.00
       CLASS A-4                  $    0.00                $    0.00                     $     0.00
     ----------------------------------------------------------------------------------------------
         TOTAL                    $    0.00                $    0.00                     $     0.00

VII. CUMULATIVE NET INSURANCE PROCEEDS                           $ 10,893,200.02

VIII. DELINQUENCY RATIO

          A.   Delinquency Statistics

         Days               Outstanding     Past Due
      Delinquent   Units     Principal       Amount
     --------------------------------------------------
        31- 60       703  $ 4,258,005.56  $  475,455.88
        61- 90       115  $   794,948.98  $  125,409.64
       91- 120        40  $   273,680.91  $   57,197.56
         121+          0  $            -  $           -
     --------------------------------------------------
        TOTAL        858    5,326,635.45     658,063.08

          B.   Delinquency Percentage
               (1)  Principal balance of delinquent contracts between 30 and 120 days                $   5,326,635.45
               (2)  Pool Principal Balance Beginning of Collection Period                            $ 126,007,261.43
               (3)  Delinquency Percentage (Line 1/Line 2)                                                       4.23%

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

SERVICER RPT DATE: 10-Oct-02                        COLLECTION PERIOD         37
DISTRIBUTION DATE: 15-Oct-02                                BEGINNING:  1-Sep-02
                                                               ENDING: 30-Sep-02

IX. CUMULATIVE NET LOSS RATIO

          (1)  Principal Balance of Defaulted Contracts in current Collection Period                 $     458,869.43
          (2)  Cumulative Defaulted Contracts Including
                Defaulted Contracts in current Collection Period                                     $  46,348,701.52
          (3)  Net Liquidation Proceeds collected during current Collection Period                   $     203,510.96
          (4)  Cumulative Net Liquidation Proceeds Including
                Net Liquidation Proceeds in current Collection Period                                $  23,775,917.20
          (5)  Original Pool Balance                                                                 $  794,746,210.70
          (6)  Cumulative Net Loss Rate (2) minus (4) divided by (5)                                             2.84%

X. REPOSSESSED INVENTORY

                                                                                         Units           Principal
                                                                                       ---------     ----------------
     A.   Principal Balance of repossessed Financed Vehicles (beg.)                            0                    -
     B.   Repossessed Financed Vehicles (Principal)                                                  $     497,537.73
     C.   Net Liquidation Proceeds on repossessed Financed Vehicles (Prinicipal)                     $     203,510.96
     D.   Realized losses on sale of repossessed Financed Vehicles (Principal)                       $     294,026.77
                                                                                       ------------------------------
     E.   Principal Balance of repossessed Financed Vehicles (A+B-C-D) (end.)                  0     $              -

                       AUTONATION FINANCIAL SERVICES CORP.
                              OFFICER'S CERTIFICATE
                       MONTHLY DISTRIBUTION DATE STATEMENT
                          ANRC AUTO OWNER TRUST 1999-A

     The undersigned Authorized Officer of AutoNation Financial Services Corp. ("ANFS"), pursuant to Section 3.08 of the Sale and Servicing Agreement, dated as of October 1, 1999 (such agreement, including the Exhibits thereto and as it may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "Agreement") by and among ANRC Auto Owner Trust 1999-A, as Issuer, AutoNation Receivables Corporation, as Seller, AutoNation Financial Services Corp., as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee does hereby certify to the best of his/her knowledge after reasonable investigation that the computations reflected in the attached statement were made in conformity with the requirements of the Agreement.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 10TH day of October, 2002

                                             /s/ James J. Teufel
                                             -----------------------------------
                                             Name:  James J. Teufel
                                             Title: Assistant Treasurer